Exhibit 99.3

Description of the Rights of Holders of KCG Holdings, Inc. Common Stock

KCG Holdings, Inc. (“KCG”) is incorporated under the laws of the State of Delaware and the rights of KCG stockholders are governed by the laws of the State of Delaware, including the General Corporate Law (the “DGCL”), KCG’s amended and restated certificate of incorporation and KCG’s amended and restated bylaws. The amended and restated certificate of incorporation and amended and restated bylaws were adopted on July 1, 2013 (the “Effective Time”), in accordance with the terms of the Amended and Restated Agreement and Plan of Merger, dated as of December 19, 2012 and amended and restated as of April 15, 2013 (the “Merger Agreement”). The following discussion is not intended to provide a comprehensive discussion of KCG’s governing documents and is qualified in its entirety by reference to KCG’s amended and restated certificate of incorporation and KCG’s amended and restated bylaws filed as Exhibits 3.1 and 3.2, respectively, to KCG’s Current Report on Form 8-K, filed on July 1, 2013.

Authorized Capital Stock; Authority to Issue Capital Stock

Under KCG’s amended and restated certificate of incorporation, KCG is authorized to issue 1,040,000,000 shares of capital stock, consisting of 1,000,000,000 shares of Class A common stock, par value $0.01 per share, 20,000,000 shares of Class B common stock, par value $0.01 per share, and 20,000,000 shares of preferred stock, par value $0.01 per share.

Stockholder Rights Plan

KCG does not have a stockholder rights plan in place.

Number of Directors; Classification of Board of Directors

The DGCL provides that a corporation’s board of directors must consist of one or more individuals, with the number fixed by, or in the manner provided in, the bylaws, unless the certificate of incorporation fixes the number, in which case a change in the number of directors will be made only by amendment of the certificate. The DGCL further provides that directors need not be stockholders of the corporation unless the corporation’s certificate of incorporation or bylaws so provide. The certificate of incorporation and bylaws may also prescribe other qualifications for directors.

The amended and restated KCG bylaws provide that its board of directors shall consist of not less than one and not more than 25 members. The exact number of directors will be determined from time to time by a resolution of the KCG board of directors. As of Effective Time, the KCG board of directors consisted of nine directors. KCG does not have a classified board.

The amended and restated KCG bylaws provide that in the first three years following the Effective Time, any removal of, or failure to reelect (if such person is willing to serve) either Daniel Coleman as President and Chief Executive Officer of KCG or Thomas Joyce as Executive Chairman of the board of directors, any amendment or modification of or termination of any employment or similar agreement with Mr. Coleman or Mr. Joyce in effect as of the Effective Time, or any modification to any of their respective duties, authority or reporting relationships as set forth in the amended and restated KCG bylaws, will require the affirmative vote of directors representing at least 75% of the entire board of directors (rounded up to the next whole director). In the event that during these three years either Mr. Coleman or Mr. Joyce is unable (whether by reason of death, permanent disability, retirement or otherwise) or unwilling to continue in such office, the vacancy created thereby shall be filled only by the affirmative vote of directors representing at least 66.67% of the entire board of directors (rounded up to the next whole director).

Vacancies on the Board and Newly Created Directorships

The DGCL provides that, unless otherwise provided in the certificate of incorporation or bylaws, vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

The amended and restated KCG bylaws establish a Knight directors committee, comprised of all the Knight directors, and a GETCO directors committee, comprised of all the GETCO directors. The Knight directors committee will, in consultation with the GETCO directors committee, have all the power and may exercise all the authority of the KCG board of directors to fill all vacancies on the board created by the end of service of a Knight director. The GETCO directors committee will have all the power and may exercise all the authority of the KCG board of directors to fill all vacancies on the board created by the end of service of a GETCO director. On the three-year anniversary of the Effective Time, both the Knight directors committee and the GETCO directors committee will be automatically disbanded. Upon this occurrence, any vacancy on the KCG board of directors that results from an increase in the number of directors may be filled by a majority of the directors then in office, provided that a quorum is present, and any other vacancy occurring on the KCG board of directors may be filled by a majority of the board of directors then in office, even if less than a quorum, or by a sole remaining director. Nevertheless, whenever the holders of any one or more class or classes or series of preferred stock of KCG has the right, voting separately as a class, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling or vacancies and other features of such directorships will be governed by the KCG amended and restated certificate of incorporation.

Removal of Directors

The DGCL provides that any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except in certain circumstances.

Under the amended and restated KCG bylaws, except as otherwise required by law and subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any director or the entire board of directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding capital stock of KCG entitled to vote in the election of directors; provided, however, that the removal of Thomas Joyce as Executive Chairman of the board of directors or Daniel Coleman as a director will require the affirmative vote of directors representing at least 75% of the entire board of directors (rounded up to the next whole Director) until the three-year anniversary of the Effective Time.

Quorum for Meetings of Stockholders

The DGCL generally provides that a quorum for a stockholder meeting consists of a majority of shares entitled to vote present in person or represented by proxy at such meeting, unless the certificate of incorporation or bylaws of the corporation provide otherwise.

Except as otherwise required by law, the amended and restated KCG bylaws state that the holders of a majority of the capital stock issued and outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, will not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum is not present or represented at any meeting of the stockholders, the stockholders entitled to vote, present in person or represented by proxy, will have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum will be present or represented.

Voting Rights and Required Vote Generally

The DGCL provides that unless otherwise provided in a corporation’s certificate of incorporation, each stockholder is entitled to one vote for each share of capital stock held by such stockholder. The DGCL further provides that unless a corporation’s certificate of incorporation or bylaws otherwise provides, directors of a corporation are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote in the election at a stockholders meeting at which a quorum is present. Except as otherwise required by the DGCL or by the certificate of incorporation or bylaws, under the DGCL, all matters brought before a stockholders meeting require the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at that meeting at a stockholders meeting at which a quorum is present.

Each share of KCG Class A common stock is entitled to one vote. KCG Class B common stock does not have voting rights. The amended and restated KCG bylaws provide that when a quorum is present at any meeting of stockholders, all matters will be decided by the affirmative vote of a majority of the total number of votes of the capital stock present in person or represented by proxy and entitled to vote on such question, voting as a single class, except that in the first three years following the consummation of the Mergers, the affirmative vote of the holders of at least 75% of the capital stock issued and outstanding and entitled to vote, voting as a single class, will be required in order for the stockholders to modify, amend or repeal Article V of the amended and restated KCG bylaws or to adopt any bylaw provision inconsistent with such Article V. The amended and restated KCG bylaws provide the directors of KCG will be elected if they receive the majority of the votes cast at any meeting for the election of directors at which a quorum is present.

Votes on Mergers, Consolidations, Sales or Leases of Assets and Certain Other Transactions

Under Delaware law, a merger, consolidation or sale of all or substantially all of a corporation’s assets generally must be approved by a majority of the outstanding stock of the corporation entitled to vote thereon. Neither the KCG amended and restated certificate of incorporation nor the amended and restated KCG bylaws modifies these provisions of Delaware law with regard to KCG common stock.

Business Combination Statutes

Section 203 of the DGCL prohibits a Delaware corporation from engaging in a “business combination” with an interested stockholder (generally defined as a person owning 15% or more of the corporation’s voting stock, or any affiliate of such person) for three years following the time that a person becomes an interested stockholder, subject to certain exceptions.

KCG has not opted out of Section 203 of the DGCL and is therefore governed by the default terms of this provision of Delaware law.

For the purposes of Section 203, the DGCL defines a “business combination” as:

•	any merger or consolidation of the corporation or any direct or indirect majority-owned subsidiary of the corporation;

•

any sale, lease, exchange, mortgage, pledge, transfer or other disposition of assets of the corporation which assets have an aggregate market value equal to 10% or more of either the aggregate market value of all the assets of the corporation determined on a consolidated basis or the aggregate market value of all the outstanding stock of the corporation;

•

any transaction which results in the issuance or transfer by the corporation or by any direct or indirect majority-owned subsidiary of the corporation of any stock of the corporation or of such subsidiary to the interested stockholder, subject to certain exceptions;

•

any transaction involving the corporation or any direct or indirect majority-owned subsidiary of the corporation which has the effect, directly or indirectly, of increasing the proportionate share of the stock of any class or series, or securities convertible into the stock of any class or series, of the corporation or of any such subsidiary which is owned by the interested stockholder, subject to certain exceptions; or

•

any receipt by the interested stockholder of the benefit, directly or indirectly (except proportionately as a stockholder of such corporation), of any loans, advances, guarantees, pledges or other financial benefits provided by or through the corporation or any direct or indirect majority-owned subsidiary, subject to certain exceptions.

The limitations imposed by Section 203 will not apply, however, if:

•	the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder;

•

upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85.0% of the voting stock of the corporation outstanding at the time the transaction commenced; or

•

at or subsequent to such time the business combination is approved by the board of directors and authorized at an annual or special meeting of stockholders, and not by written consent, by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder.

Stockholder Action by Written Consent

The DGCL provides that unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The amended and restated KCG bylaws allow for stockholder action by written consent if such consent is signed by all the holders of KCG’s issued and outstanding capital stock entitled to vote thereon.

Special Meetings of Stockholders

The DGCL provides that special meetings of the stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by the bylaws to do so. The amended and restated KCG bylaws provide that special meetings of the board of directors may be called by the Chief Executive Officer or a majority of the directors then in office or by the Secretary of KCG at the request of holders of not less than 25% of the capital stock issued and outstanding and entitled to vote generally for the election of directors. Notice thereof stating the place, date and hour of the meeting will be given to each director either by mail not less than 48 hours before the date of the meeting, or by telephone, facsimile or telegram on 24 hours’ notice.

Amendments to Governing Documents

The DGCL provides that an amendment to a corporation’s certificate of incorporation must be adopted by a resolution of the board of directors setting forth the proposed amendment and approved by the stockholders by a majority of outstanding shares entitled to vote thereon. The amended and restated KCG certificate of incorporation states that the board of directors will have the power to adopt, amend, alter or repeal the amended and restated KCG bylaws. The affirmative vote of at least a majority of the entire board of directors will be required to adopt, amend, alter or repeal the amended and restated KCG bylaws. The amended and restated KCG bylaws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least a majority of the voting power of the shares entitled to vote at an election of directors.

However, the amended and restated KCG bylaws also provide that in the first three years following the consummation of the Mergers, any removal of, or failure to reelect (if such person is willing to serve) either Daniel Coleman as President and Chief Executive Officer of KCG or Thomas Joyce as Executive Chairman of the board of directors, any amendment or modification of or termination of any employment or similar agreement with Mr. Coleman or Mr. Joyce in effect as of the closing of the Mergers, or any modification to any of their respective duties, authority or reporting relationships as set forth in the amended and restated KCG bylaws, will require the affirmative vote of directors representing at least 75% of the entire board of directors (rounded up to the next whole director). The KCG amended and restated certificate of incorporation also provides that in the first three years following the consummation of the Mergers, the affirmative vote of the holders of at least 75% of the capital stock issued and outstanding and entitled to vote, voting as a single class, is required in order for the stockholders to modify, amend or repeal Article V of the amended and restated KCG bylaws or to adopt any bylaw provision inconsistent with such Article V.

Indemnification of Directors and Officers

The DGCL provides that a corporation may indemnify its officers, directors, employees and agents against liabilities and expenses incurred in proceedings if the person acted in good faith and in a manner he or she reasonably believed to be in, or not opposed to, the best interests of the corporation and, with respect to any criminal action, had no reasonable cause to believe that the person’s conduct was unlawful. The DGCL further provides that no indemnification is available in respect of a claim as to which the person has been adjudged to be liable to the corporation, unless and only to the extent that a court determines that in view of all the circumstances, such person is fairly and reasonably entitled to indemnity for such expenses that the court deems proper. Under the DGCL, a Delaware corporation must indemnify its present or former directors and officers against expenses (including attorneys’ fees) actually and reasonably incurred to the extent that the officer or director has been successful on the merits or otherwise in defense of any action, suit or proceeding brought against him or her by reason of the fact that he or she is or was a director or officer of the corporation.

The amended and restated KCG bylaws provide that KCG will indemnify any person in a pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of KCG or is or was serving at the request of KCG as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful.

Limitation on Personal Liability of Directors

The DGCL provides that a corporation may include in its certificate of incorporation a provision eliminating the liability of a director to the corporation or its stockholders for monetary damages for a breach of the director’s fiduciary duties, except liability for any breach of the director’s duty of loyalty to the corporation’s stockholders, for acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law and for any transaction from which the director derived an improper personal benefit.

The amended and restated KCG certificate of incorporation provides that no director will be personally liable to KCG or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such an exemption from liability would not be permitted under the DGCL. If the DGCL is amended hereafter to authorize the further elimination or limitation of the liability of directors, then the liability of a director of KCG will be eliminated or limited to the fullest extent authorized by the DGCL, as so amended. No repeal or modification of this provision of the certificate of incorporation will apply to or have any effect on the liability or alleged liability of any director of the corporation for or with respect to any acts or omissions of such director occurring prior to such repeal or modification.

Preemptive Rights

The KCG stockholders do not have preemptive rights or subscription rights. Thus, if additional shares of KCG common stock were issued, the current holders of KCG common stock would own a proportionately smaller interest in a larger number of outstanding shares of common stock to the extent that they do not participate in the additional issuance.

Cumulative Voting Rights

Holders of KCG shares do not have cumulative voting rights.

Dividends and Stock Repurchases

The DGCL provides that, subject to any restrictions in a corporation’s certificate of incorporation, dividends may be declared from the corporation’s surplus, or, if there is no surplus, from its net profits for the fiscal year in which the dividend is declared and for the preceding fiscal year. Dividends may not be declared out of net profits, however, if the corporation’s capital has been diminished to an amount less than the aggregate amount of all capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets until the deficiency in the amount of capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets is repaired. Furthermore, the DGCL generally provides that a corporation may redeem or repurchase its shares only if the redemption or repurchase would not impair the capital of the corporation.

The amended and restated KCG bylaws state that subject to the requirements of the DGCL and the provisions of the KCG amended and restated certificate of incorporation, dividends upon the capital stock of KCG may be declared by the board of directors at any regular or special meeting of the board of directors (or any action by written consent in lieu thereof), and may be paid in cash, in property, or in shares of KCG’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the board of directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for repurchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or evidences of indebtedness of the corporation as may exist, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for any other proper purpose, and the board of directors may modify or abolish any such reserve.

Dissenters’ or Appraisal Rights

The DGCL provides that a stockholder may dissent from, and receive payment in cash for, the fair value of his or her shares as appraised by the Delaware Chancery Court in the event of certain mergers and consolidations. However, stockholders do not have appraisal rights if the shares of stock they hold, at the record date for determination of stockholders entitled to vote at the meeting of stockholders to act upon the merger or consolidation, or on the record date with respect to action by written consent, are either:

•	listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

•	held of record by more than 2,000 stockholders.

Further, no appraisal rights are available to stockholders of the surviving corporation if the mergers did not require the vote of the stockholders of the surviving corporation.

Notwithstanding the foregoing, appraisal rights are available if stockholders are required by the terms of the merger agreement to accept for their shares anything other than:

•	shares of stock of the surviving corporation;

•

shares of stock of another corporation that are listed on a national securities exchange, designated as a national market system security as described above, or held of record by more than 2,000 stockholders;

•	cash instead of fractional shares of stock; or

•	any combination of the above.

Appraisal rights are also available under the DGCL in certain other circumstances including:

•	in certain parent-subsidiary corporation mergers; and

•	in certain circumstances where the certificate of incorporation so provides.

The formation documents of KCG do not alter the provisions of the DGCL relating to appraisal rights.

Record Date for Determining Stockholders Entitled to Vote

As permitted under the DGCL, the amended and restated KCG bylaws provide that in order for KCG to determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date will not precede the date upon which the resolution fixing the record date is adopted by the board of directors. In the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, the record date will not be more than 60 nor less than 10 days before the date of such meeting. In the case of any other action, the record date will not be more than 60 days prior to such other action. If no record date is fixed: (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders will be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (ii) the record date for determining the stockholders for any other purpose will be at the close of business on the day on which the board of directors adopts the resolution relating thereto.

Notice of Stockholder Meetings

As permitted under the DGCL, the amended and restated KCG bylaws provide that, unless otherwise provided by law, KCG must notify stockholders between 10 and 60 days before any annual or special meeting of the time and place of the meeting. A notice of a special meeting must state the purpose or purposes for which the special meeting is called.

Advance Notice of Stockholder Nominations for Directors and Stockholder Proposals

Under the amended and restated KCG bylaws, for a stockholder to nominate a director, he or she must provide timely notice of the nomination in proper written form to KCG’s Secretary by giving notice as described below. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation: (a) in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing a director, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was made or such public disclosure of the date of the annual meeting was mailed, whichever first occurs. To be in proper written form, a stockholder’s notice to the Secretary must set forth and include the requested information regarding the nominee and the nominating stockholder as outlined in detail in the amended and restated KCG bylaws.

Under the amended and restated KCG bylaws, for a stockholder to make a proposal, he or she must provide timely notice of the proposal in proper written form to the Secretary of the corporation, by giving notice as described below. To be timely, a stockholder’s notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting; provided, however, that in the event that the annual meeting is called for a date that is not within 30 days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs. To be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting requested information as outlined in the amended and restated KCG bylaws in great detail, including a brief description of the proposal and reasons for the proposal.

Stockholder Inspection of Corporate Records

The DGCL provides any stockholder with the right to inspect the company’s stock ledger, stockholder lists and other books and records for a purpose reasonably related to the person’s interest as a stockholder. A complete list of the stockholders entitled to vote at a stockholders meeting must be available for stockholder inspection at least 10 days before the meeting.

The amended and restated KCG bylaws state that an officer of KCG who has charge of the stock ledger of the corporation will prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list will be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place will be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list will also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the corporation who is present.

Interested Director Transactions

The DGCL generally permits transactions involving a corporation and an interested director of that corporation if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the transaction are disclosed or are known to the board of directors or a committee thereof, and the board of directors or committee in good faith authorizes the transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors represent less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the transaction are disclosed or are known to the stockholders entitled to vote thereon, and the transaction is specifically approved in good faith by vote of the stockholders; or (iii) the transaction is fair to the corporation. The DGCL allows loans to officers and employees whenever, in the judgment of the directors, such loan may reasonably be expected to benefit the corporation.

Under the amended and restated KCG bylaws, transactions involving KCG and an interested director will not be void solely because the interested director participated in the meetings to authorize, or authorized, the transaction in question as long as the director’s interest was disclosed to the board and the board of directors subsequently authorized the transaction in good faith or the director’s interest was disclosed to the stockholders entitled to vote and they subsequently authorized the transaction in good faith or the transaction is fair to KCG as of the time it is authorized by the board or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes the contract or transaction.